Exhibit 99.1

ConnectM Reduces Over $8.35 Million of Convertible Debt,
Adds New Capital Partners and Highlights Strategic
Acquisitions of Amperics and Geo Impex

MARLBOROUGH, Mass., December 17, 2025 (GLOBE NEWSWIRE) – ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), brings together technology-driven businesses powering the modern energy economy, today announced that it has significantly reduced its convertible debt through equity conversions, expanded its roster of capital providers to support growth, and continued to build its technology and infrastructure platform through the strategic acquisitions of Amperics and Geo Impex.

Recent activity included the issuance of an aggregate of approximately 39.5 million shares of common stock upon the conversion of various outstanding convertible promissory notes, retiring approximately $8.4 million of convertible note principal, plus accrued interest, and eliminating associated derivative liabilities from the Company’s balance sheet. These conversions simplify the capital structure and more closely align former noteholders with other stockholders. Additionally, in the fourth quarter of 2025 the Company completed two strategic acquisitions, issuing 2.7 million shares of common stock to the seller in connection with the Amperics asset purchase agreement and 33.3 million shares of common to Geo Impex in connection with the acquisition agreement. Following the issuances described above, as of December 15, 2025, the Company had 151,812,318 shares of its common stock issued and outstanding.

In parallel, ConnectM has entered into a series of new funding arrangements with multiple lenders, including Labrys Fund II, LP, Vanquish Funding Group Inc., FinWise Bank, NewCo Capital Group VI, LLC, Nebula Asset Holdings LLC, Ace Funding Source and WebBank, providing additional liquidity for working capital, operating cash flow management and near-term growth initiatives across the ConnectM platform.

Capital Structure Simplification and New Capital Partners

Key elements of the Company’s recent balance sheet and liquidity actions include:

•

Retiring Over $8.3 Million of Convertible Notes

Through a series of privately negotiated note conversions, ConnectM issued 39,503,096 shares of common stock to existing lenders in exchange for the cancellation of convertible promissory notes with an aggregate principal balance of approximately $8.356 million, plus accrued interest. These transactions, effected under applicable exemptions from registration, also eliminated related derivative liabilities and reduced legacy capital structure overhang.

•	New Structured and Revenue-Based Facilities The Company entered into:

o	A $275,000 convertible promissory note with Labrys Fund II, LP with an original issue discount and one-time interest charge, with optional conversion into common stock after an initial non-conversion period.
o	Multiple unsecured bridge notes with Vanquish Funding Group Inc. aggregating more than $600,000 in principal, each with a one-time interest charge and original issue discount, maturing in 2026 and permitting early repayment without penalty.
o	A $250,000 business loan with FinWise Bank, and revenue-based financings with NewCo Capital Group VI, LLC, Nebula Asset Holdings LLC and Ace Funding Source, all structured as sales of future receivables with fixed payback amounts.
o	A $175,000 unsecured term loan with WebBank for ConnectM Babione, LLC, bearing a fixed interest rate and 24-month amortization schedule.

Collectively, these actions are intended to reduce reliance on legacy convertible notes, diversify the Company’s capital providers and instruments, and support ongoing growth and integration of recent acquisitions.

Strategic Acquisitions: Enhancing the Energy and AI Platform

In addition to deleveraging and funding activities, ConnectM is expanding its Energy Intelligence Network and infrastructure footprint through two strategic acquisitions completed in the fourth quarter of 2025. On November 3, 2025, in connection with these transactions, the Company issued 2.7 million shares of its common stock to the seller under the Amperics asset purchase agreement and 33.3 million shares of its common stock to Geo Impex under the acquisition agreement.

•

Amperics – Hi-C™ Hybrid Energy Storage for VPPs and AI Data Centers

ConnectM acquired Amperics, the technology company behind Keen Labs’ Hi-C™ line of hybrid energy storage systems. Hi-C™ employs a proprietary hybrid battery–supercapacitor architecture and advanced power electronics to deliver kilowatts to megawatts of power in milliseconds over tens of thousands of cycles. The technology is designed for high-power, high-frequency applications such as grid support, peak shaving, fast EV and fleet charging, and buffering for AI-intensive data centers and Virtual Power Plants (VPPs). By absorbing and releasing energy rapidly, Hi-C™ reduces peak-load stress on conventional batteries, extends asset life and lowers total cost of ownership, while integrating natively with Keen Labs’ Energy Intelligent Network for real-time monitoring and optimization.

•

Geo Impex – Regulatory-Approved Site for AI-Driven Data Center and Logistics Park

ConnectM also acquired Geo Impex & Logistics Private Limited (“Geo Impex”), an India-based developer of sustainable logistics infrastructure. The transaction gives ConnectM and Keen Labs ownership of approximately 76 acres of industrial land near Chhatrapur, Odisha, India, with state-level development approvals and preliminary clearances to host a multimodal logistics park and an AI-driven data center campus. This site is intended to serve as a keystone asset at the intersection of logistics, energy and data, and will leverage Keen Labs’ software and Amperics’ Hi-C™ technology as part of the Company’s broader Energy Intelligence Network.

Management believes that the combination of a cleaner balance sheet, diversified capital access and strategic technology and infrastructure assets positions ConnectM to pursue disciplined growth across electrification, logistics, distributed energy and AI infrastructure.

About ConnectM Technology Solutions, Inc.

ConnectM brings together technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics and technology subsidiary Keen Labs, the Company delivers AI-powered electrification, distributed energy, last-mile delivery and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

About Keen Labs

Keen Labs, a wholly owned technology subsidiary of ConnectM, develops the AI, control and energy intelligence platforms that underpin the Company’s solutions. Keen Labs’ portfolio includes industrial IoT hardware, the Hi-C™ line of hybrid energy storage systems, smart heat pumps and connected vehicle technologies, all integrated through its Energy Intelligent Network™ to optimize performance across fleets, facilities and distributed energy assets. For more information, visit www.keenlabs.ai.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333
irpr@connectm.com

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